DECEMBER 22, 1999

THE WESTPORT FUNDS


SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1999--EFFECTIVE DECEMBER 31, 1999

The Prospectus, dated May 1, 1999, of The Westport Funds (the "Funds") is hereby amended: (1) to increase the range of mid capitalization company market capitalizations, as defined by the Westport Fund, from between $1 billion and $5 billion to between $1.75 billion and $7.5 billion, and (2) to increase the maximum market capitalization of a small capitalization security, as defined by the Westport Small Cap Fund, from $1 billion to $1.75 billion.

Effective December 31, 1999, the first and second paragraphs of the subsection "Principal Investment Strategies of the Funds" on page 3 of the Prospectus are replaced by the following:

* The Westport Fund seeks to achieve its investment objective by investing in undervalued securities primarily of attractive mid capitalization companies. A mid capitalization company has a market capitalization between $1.75 billion and $7.5 billion. The Fund will also invest on an opportunistic basis in the securities of attractive companies with both larger and smaller market capitalizations, but it is expected that the median market capitalization of the companies in the Fund will normally be in the mid capitalization range.

* The Westport Small Cap Fund seeks to achieve its investment objective by investing at least 65% of its total assets in the equity securities of small capitalization companies. A small capitalization company has market capitalization of $1.75 billion or less at the time of the Fund's investment. Companies whose capitalization exceeds $1.75 billion after purchase will continue to be considered small cap for purposes of this 65% limitation. The Fund may also invest to a limited degree in companies that have larger market capitalizations.

In addition, the third sentence of the sixth full paragraph on page 4 is amended as follows: "Small capitalization portfolios emphasize, but are not limited to, companies with capitalizations of under $1.75 billion.